CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Digitran Systems, Incorporated on Form 10-QSB for the period ending July 31, 2002 as filed with the Securities and Exchange Commission on September 5, 2002 I, Scott Lybbert, Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                       September 5, 2002


                                         By:/s/ Scott Lybbert

                                         By: Scott Lybbert
                                         (Treasurer)